NUVEEN REAL ESTATE SECURITIES FUND

SUPPLEMENT DATED AUGUST 31, 2017

TO THE SUMMARY PROSPECTUS DATED MARCH 31, 2017

Effective immediately, the Fund will begin offering its shares to all new investors. Accordingly, the first and second paragraphs of the section “Purchase and Sale of Fund Shares” are deleted in their entirety and the first two sentences of the third paragraph of such section are deleted and replaced with the following:

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-FRES-0817P